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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use in this Amendment No. 1 to Registration Statement of our report, dated May 14, 1996 relating to the financial statements of Diamond Animal Health, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                        /s/ MCGLADREY & PULLEN, LLP

                                            McGladrey & Pullen, LLP

Des Moines, Iowa

May 28, 1997